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                                                                    Exhibit 99.1
                Banc One Credit Card Master Trust
                Excess Spread Analysis - June 2002

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Series                                 1996-A
Deal Size                             $500 MM
Expected Maturity                     4/15/03
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Yield                                  20.65%
Less  Coupon                            1.94%
      Servicing Fee                     1.48%
      Net Credit Losses                 6.61%
Excess Spread:
      June-02                          10.62%
      May-02                            9.27%
      April-02                          8.69%
Three Month Average Excess Spread       9.53%

Delinquency:
      30 to 59 Days                     1.67%
      60 to 89 Days                     1.12%
      90+ Days                          2.12%
      Total                             4.91%

Payment Rate                           12.36%

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